UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of earliest event reported):  August 19, 2005


                                   NEXEN INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                     CANADA
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                 (State or Other Jurisdiction of Incorporation)


                  1-6702                                 98-6000202
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         (Commission File Number)             (IRS Employer Identification No.)


             801 - 7TH AVENUE S.W.
           CALGARY, ALBERTA, CANADA                              T2P 3P7
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     (Address of Principal Executive Offices)                   (Zip Code)


                                 (403) 699-4000
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              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

             On August 19, 2005, Nexen Inc. (Nexen) awarded cash bonuses to certain employees who played an integral part in the successful completion of two of Nexen's significant programs. First, Nexen recently completed the disposition of certain of its oil and gas properties in northeast British Columbia, the Alberta foothills, northwest Saskatchewan and southeast Saskatchewan. Second, Nexen successfully completed the spin off of its chemicals business into Canexus Limited Partnership, which is held 63.5% by Nexen and 36.5% by Canexus Income Fund, a Canadian trust.

             The Compensation and Human Resources Committee of the Board of Directors and the Board of Directors approved of the awarding of these bonuses to certain employees, including the following executive officers of Nexen:

     EMPLOYEE                                  TITLE                                               BONUS
Charles W. Fischer         President and Chief Executive Officer                                  300,000

Marvin F. Romanow          Executive Vice President and Chief Financial Officer                   175,000

John B. McWilliams         Senior Vice President, General Counsel and Corporate Secretary         100,000

Roger D. Thomas            Senior Vice President, Canadian Oil and Gas                            200,000

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:   August 25, 2005

                                          NEXEN INC.


                                          By: /s/ Rick C. Beingessner
                                              ---------------------------------
                                          Name:   Rick C. Beingessner
                                          Title:  Assistant Secretary